FEDERAL HOME LOAN BANK ADVANCES	12 Months Ended
Dec. 31, 2015
Advances from Federal Home Loan Banks [Abstract]
FEDERAL HOME LOAN BANK ADVANCES

NOTE 9 - FEDERAL HOME LOAN BANK ADVANCES

The Bank had total advances from the FHLB of $15,995,485 and $2,487,745 at December 31, 2015 and 2014, respectively. The weighted average interest rate on the advances was 1.58% and 2.89% at December 31, 2015 and 2014, respectively. The range of rates on the outstanding advances at December 31, 2015 varied from 1.30% to 4.58%.

At December 31, 2015, the contractual maturities of advances were as follows:

Year Ending December 31,	Amount
2016	$995,485
2018	15,000,000
$15,995,485

At December 31, 2015, in addition to FHLB stock, eligible residential real estate loans totaling approximately $92,610,000 were pledged to the FHLB to secure advances outstanding compared to $77,790,000 at December 31, 2014.